SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934


Filed by the Registrant                              /X/

Filed by a Party other than the Registrant          /  /

Check the appropriate box:

/  /  Preliminary Proxy Statement

/  /  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

/X /  Definitive Proxy Statement

/  /  Definitive Additional Materials

/  /  Soliciting Material Pursuant toss.240.14a-12


                          EXCELSIOR INCOME SHARES, INC.
                          -----------------------------
                (Name of Registrant as Specified In Its Charter)

         ______________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     Common Stock, par value $.01 per share

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                     [LOGO]

                          Excelsior Income Shares, Inc.
                              114 West 47th Street
                            New York, New York 10036


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 17, 2001

         The Annual Meeting of Shareholders (the "Meeting") of Excelsior Income Shares, Inc. (the "Fund") will be held at the offices of U.S. Trust Company of New York at 114 West 47th Street, Conference Room 14B, New York, N.Y. 10036, on Tuesday, April 17, 2001, at 11:00 a.m., New York City time, for the following purposes:

(1) To elect five Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified;

(2) To consider and approve a new Investment Advisory Agreement between the Fund and Rafferty Capital Markets, LLC;

(3) To ratify the appointment of PricewaterhouseCoopers LLP as the independent certified public accountants of the Fund for the fiscal year ending December 31, 2001; and

(4) To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors of the Fund recommends that you vote in favor of all items.

         The Board of Directors has fixed the close of business on February 20, 2001 as the record date (the "Record Date") for determining the shareholders who are entitled to receive notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. You are entitled to cast one vote for each full share and a fractional vote for each fractional share that you own on the Record Date.

         The Board of Directors has also approved a resolution changing the name of the Fund to EIS Fund, Ltd. Shareholder approval of this change is not required. This new name will be effective as of April 17, 2001.

                                                              ROBERT D. CUMMINGS
                                                              Secretary

New York, New York
March 7, 2001

         Your vote is important. Whether or not you intend to attend the Meeting, please fill in, date, sign and promptly return the enclosed WHITE proxy card in the postage paid return envelope provided in order to avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting. Your proxy is revocable at any time before its use.

                              Questions and Answers

What proposals am I being asked to vote on?

         You are being asked to vote on the following proposals:

1.       The election of five Directors
2.       To approve a new Investment Advisory Agreement
3.       To ratify the appointment of independent public accountants

Have the Directors approved the Proposals?

         Yes. The Board of Directors unanimously approved these proposals on February 6, 2001, and recommends that you vote to approve each proposal.

Why is the Fund having a Shareholder Meeting?

         The Fund is a New York corporation, and under New York law, the Fund must elect Directors annually. In addition, shareholders must approve the appointment of independent public accountants and investment advisory agreements.

Why does the Fund need a new investment advisory agreement?

         The Investment Company Act of 1940, as amended (the "1940 Act"), requires that shareholders approve investment advisory agreements. The Fund's current investment adviser, U.S. Trust Company of New York, was recently acquired by another financial services company. U.S. Trust Company of New York has decided that it does not want to serve as investment adviser to the Fund. It asked the Fund to find a new adviser, and the Fund has selected Rafferty Capital Markets, LLC. If the selection of Rafferty Capital Markets, LLC is approved, the Fund will terminate its existing agreement with U.S. Trust Company of New York. If the selection of Rafferty Capital Markets, LLC is not approved, then the Fund will evaluate alternatives, including seeking a new investment adviser or internally managing the Fund's investments.

Will the Fund pay greater fees to the new adviser?

         No. The new investment advisory agreement is identical to the old investment advisory agreement, except for the name of the adviser and the date. There is no change in the fee payable for investment advisory services. However, the new adviser will waive its fees up to 25 basis points to permit the Fund to enter into separate administrative agreements for fund administration, compliance, fund accounting, custody and other services with Firstar Mutual Fund Services, LLC.

Why am I being asked to ratify the selection of the Fund's independent public accountants?

         The 1940 Act requires that shareholders approve independent public accountants, unless the Fund has adopted an audit committee charter and filed that charter as an exhibit to its registration statement. The Fund has adopted an audit committee charter, and the Fund intends to file the charter as an exhibit to its next filed annual or semi-annual report. However, under the 1940 Act, the Fund must obtain shareholder approval for the appointment of accountants for the fiscal year beginning January 1, 2001. In future years, the Fund will rely on a new rule under the 1940 Act that permits the Fund to appoint independent public accountants without shareholder approval.

How do I vote my shares?

         You can vote your shares by completing and signing the enclosed WHITE proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call the Fund at 1-800-840-1208 or Georgeson Shareholder Communications, Inc. ("Georgeson"), the Fund's proxy solicitor, at 1-800-223-2064.

                          EXCELSIOR INCOME SHARES, INC.
                              114 West 47th Street
                            New York, New York 10036

                                 PROXY STATEMENT

GENERAL INFORMATION

         The Directors of Excelsior Income Shares, Inc., a New York corporation (the "Fund"), are soliciting your proxy for use at an Annual Meeting of Shareholders or any adjournment thereof (the "Meeting"), to be held at the offices of U.S. Trust Company of New York, at 114 West 47th Street, Conference Room 14B, New York, N.Y. 10036, on Tuesday, April 17, 2001, at 11:00 a.m., New York City time, to approve proposals that have already been approved by the Fund's Board of Directors. For your convenience, we have divided this proxy statement into four parts:

                  Part 1-- An Overview
                  Part 2-- The Proposals
                  Part 3-- More on Proxy Voting
                  Part 4-- Additional Information

         Your vote is important! You should read the entire proxy statement before voting. If you have any questions, please call the Fund at 1-800-840-1208 or Georgeson at 1-800-223-2064. Even if you sign and return the accompanying WHITE proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Meeting in person. Management expects to solicit proxies principally by mail, but Management, or agents appointed by Management, may also solicit proxies by telephone, telegraph or personal interview. Georgeson has been retained to serve as the Fund's proxy solicitor. If solicitation is required, Georgeson will be paid proxy solicitation fees of approximately $25,000. The costs of solicitation will be borne by the Fund.

         We began mailing this Notice of Annual Meeting, Proxy Statement and Proxy Card to shareholders on or about March 7, 2001.

         The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

         The Fund's most recent annual, semi-annual and quarterly reports to shareholders are available at no cost. To request a report, please call the Fund toll-free at 1-800-840-1208 or write to the Fund at 114 West 47th Street, New York, N.Y. 10036. Effective April 17, 2001, the Fund's name will be changed to EIS Fund, Ltd.

PART 1 - AN OVERVIEW

         This Proxy Statement is being furnished by the Board of Directors of the Fund in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of its shareholders, or any adjournment thereof, to be held at the offices of U.S. Trust Company of New York, at 114 West 47th Street, Conference Room 14B, New York, N.Y. 10036, on Tuesday, April 17, 2001, at 11:00 a.m., New York City time.

         The Board of Directors has fixed the close of business on February 20, 2001 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

         The Fund is a registered investment company organized as a corporation under the Business Corporation Law of the State of New York. The Fund's mailing address is 114 West 47th Street, New York, New York 10036. The Fund commenced operations on May 15, 1973.

PART 2 - THE PROPOSALS

                                   PROPOSAL 1
                            THE ELECTION OF DIRECTORS

         The persons named as proxies on the WHITE proxy card enclosed with this Proxy Statement intend to vote at the Meeting for the election of the nominees named below (the "Nominees") to serve as Directors of the Fund until the next Annual Meeting and until their successors are duly elected and qualified. Each Nominee was previously elected as a Director of the Fund by the Fund's shareholders at the meeting of shareholders held on May 9, 2000. Each Nominee has consented to be named in this Proxy Statement and has agreed to serve if elected. If any Nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such other Nominee as may be proposed by Management.

Information Concerning Nominees

         The following table sets forth the age, positions and offices with the Fund, principal occupation or employment during the past five years and other directorships, if any, of each Nominee.

----------------------------- -------- --------------------------- ---------------------------------------------------
        Name                  Age         Positions and Offices         Principal Occupation or Employment; Other
                                             with the Fund                           Directorships
----------------------------- -------- --------------------------- ---------------------------------------------------
Townsend Brown, II*           70       Chairman, President         President and CEO of the Fund since 1992;
                                       and Chief Executive         Attorney;  Senior Vice President of U.S. Trust
                                       Officer since 1992          Company of New York (investment management
                                                                   company), 1978 to 1992.
----------------------------- -------- --------------------------- ---------------------------------------------------
Geoffrey J. O'Connor          54       Director since 1999         Attorney,  private practice.
----------------------------- -------- --------------------------- ---------------------------------------------------
John H. Reilly                73       Director since 1996         Attorney,  Member of Dickerson & Reilly (law firm).
----------------------------- -------- --------------------------- ---------------------------------------------------
Perry W. Skjelbred            53       Director since 1993         Founder, CEO, Enterprise Capital Inc. (financial
                                                                   services firm), since 1993;  Founder, CEO,
                                                                   American Infrastructure, Inc. (construction
                                                                   services),  1989 to 1993;  Senior Vice President
                                                                   and Chief Investment Officer, NATIONAR, Inc.
                                                                   (financial services), 1986 to 1989;  Director:
                                                                   Enterprise Capital, Inc., Medical Marketing
                                                                   Group, Inc. (medical billing consultants)
----------------------------- -------- --------------------------- ---------------------------------------------------
Philip J. Tilearcio           47       Director since 1993         Investor
----------------------------- -------- --------------------------- ---------------------------------------------------

----------------
*An "interested person" of the Fund within the meaning of the 1940 Act.

         The Board of Directors has a standing Audit Committee consisting of Mr. Geoffrey J. O'Connor, Mr. John H. Reilly, Mr. Perry W. Skjelbred and Mr. Philip
J. Tilearcio, none of whom is an "interested person" of the Fund within the meaning of the 1940 Act. The Audit Committee held one meeting during the year ended December 31, 2000. The functions performed by the Audit Committee include making recommendations with respect to engaging and discharging the Fund's independent auditors, reviewing with the Fund's independent auditors the plan and results of the annual examination of the Fund's financial statements, reviewing the scope and results of the Fund's procedures for internal auditing, reviewing the independence of the Fund's auditors, considering the range of audit fees and reviewing the adequacy of the Fund's system of internal accounting controls.

         The Fund's Board of Directors held six meetings during the year ended December 31, 2000.

         The By-Laws of the Fund provide that the Fund will indemnify its officers and Directors on the terms, to the extent and subject to the conditions prescribed by the Business Corporation Law of the State of New York, the 1940 Act, and the rules and regulations thereunder, and subject to such other conditions as the Board of Directors may in its discretion impose.

         To the extent permitted by the Business Corporation Law of the State of New York, the 1940 Act, and the rules and regulations thereunder, the Fund may purchase and maintain on behalf of any person who may be indemnified under the By-Laws, insurance covering any risks in respect of which he may be indemnified by the Fund.

Information Concerning Executive Officers

         The following table sets forth the age, positions and offices with the Fund and principal occupation or employment during the past five years of each of the Fund's executive officers.

----------------------------- -------- --------------------------- -------------------------------------------------
       Name                   Age         Positions and Offices          Principal Occupation or Employment
                                             with the Fund
----------------------------- -------- --------------------------- -------------------------------------------------
Townsend Brown, II            70       Chairman, President and     Chairman, President and Chief Executive Officer
                                       Chief Executive Officer     of the Fund.
                                       since April 9, 1992
----------------------------- -------- --------------------------- -------------------------------------------------
Robert D. Cummings            56       Secretary and Treasurer     Manager of the Common Trust Funds Department of
                                       since April 9, 1992         U.S. Trust Company of New York since 1980; Vice
                                                                   President since April 1987.
----------------------------- -------- --------------------------- -------------------------------------------------

         The Fund's executive officers were re-elected by the Board of Directors on May 9, 2000, to serve until the meeting of the Board of Directors scheduled to take place immediately after the Annual Meeting of the Fund's shareholders on April 17, 2001, and until their successors are duly elected and qualified.

Compensation of and Transactions with Executive Officers and Directors

         The following table describes the compensation paid during the last fiscal year to each Director and Nominee.

----------------------------- --------------------- --------------------------------- --------------------------------
       Name of Person          Total Compensation    Pension or Retirement Benefits    Estimated Annual Benefit Upon
                                   From Fund        Accrued as Part of Fund Expenses            Retirement
----------------------------- --------------------- --------------------------------- --------------------------------
Townsend Brown, II                  $53,603                       None                             None
----------------------------- --------------------- --------------------------------- --------------------------------
Edwin A. Heard                      $1,950*                       None                             None
----------------------------- --------------------- --------------------------------- --------------------------------
Geoffrey J. O'Connor                  $-0-                        None                             None
----------------------------- --------------------- --------------------------------- --------------------------------
John H. Reilly                       $6,900                       None                             None
----------------------------- --------------------- --------------------------------- --------------------------------
Perry W. Skjelbred                   $6,900                       None                             None
----------------------------- --------------------- --------------------------------- --------------------------------
Philip J. Tilearcio                  $6,900                       None                             None
----------------------------- --------------------- --------------------------------- --------------------------------

-------------------

*Edwin A. Heard resigned as a Director on March 10, 2000 and thus was only compensated up until that date.

         Townsend Brown, II has an employment agreement (the "Employment Agreement") with the Fund which took effect on May 4, 1994, continuing through May 3, 2004. Pursuant to the Employment Agreement, Mr. Brown acts as President and Chief Executive Officer of the Fund, and has such duties as are assigned to him by the Fund. The Employment Agreement provides that Mr. Brown is not required to spend any specific amount of time on the business of the Fund, subject to the performance of his duties to the Fund.

         The Employment Agreement provides Mr. Brown with an annual base salary, payable in equal monthly installments, of not less than $40,000, subject to adjustments on each January 1 to reflect increases in the Urban Consumer Price Index for the New York Metropolitan Area from the prior January

1. The Employment Agreement may be terminated by the Fund or Mr. Brown upon proper notice, pursuant to the terms of the Employment Agreement.

         Under the Employment Agreement, in the event of a termination of Mr. Brown by the Fund without "Cause" or by Mr. Brown for "Good Reason" (as each such term is defined in the Employment Agreement), the Fund must pay Mr. Brown a lump sum payment equal to his current salary for the remainder of the employment term and an annualized 3% compound interest on such amount. In the event of a termination of Mr. Brown's employment by reason of his death or disability, or termination by the Fund for Cause or voluntary termination by Mr. Brown without Good Reason, the Fund must pay Mr. Brown (or, in the case of his death, to his estate), all accrued but unpaid salary as of the termination date. The Employment Agreement provides that the Fund will make Mr. Brown whole for any excise taxes imposed upon him under Section 4999 of the Internal Revenue Code due to payments made to him in connection with his termination.

Security Ownership of Officers and Directors and Nominees

         The following table sets forth information as of December 31, 2000, with respect to beneficial ownership of the Fund's Common Stock, par value $.01 per share, by Directors individually and officers and Directors as a group.

---------------------------------------- ---------------------------------- -----------------------------------------
    Name of Individual or Number of       Number of Shares and Nature of     Percentage of Total Outstanding Shares
           Persons in Group                    Beneficial Ownership                     of Common Stock
---------------------------------------- ---------------------------------- -----------------------------------------
Townsend Brown, II                                    1,100  (1)                              (2)
---------------------------------------- ---------------------------------- -----------------------------------------
Geoffrey J. O'Connor                                    100  (1)                              (2)
---------------------------------------- ---------------------------------- -----------------------------------------
John H. Reilly                                          100  (1)                              (2)
---------------------------------------- ---------------------------------- -----------------------------------------
Perry W. Skjelbred                                    1,000  (1)                              (2)
---------------------------------------- ---------------------------------- -----------------------------------------
Philip J. Tilearcio                                     100  (1)                              (2)
---------------------------------------- ---------------------------------- -----------------------------------------
Robert D. Cummings                                           -0-                              (2)
---------------------------------------- ---------------------------------- -----------------------------------------
All Officers and Directors of the Fund     2,400 (of record) (1)                              (2)
as a group (six)
---------------------------------------- ---------------------------------- -----------------------------------------

-------------------

(1)      Sole voting and sole investment power.
(2)      Amount does not exceed 1%.

         Directors are elected by the affirmative vote of a plurality of the shares present in person or by proxy at the Meeting.

               The Board of Directors recommends that you vote FOR election of the Nominees as Directors of the Fund.

                                   PROPOSAL 2
               THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

General Information

         U.S. Trust Company of New York ("U.S. Trust"), the Fund's current investment adviser, no longer wants to provide investment management services to the Fund. The Fund believes that this decision is not related to any particular Fund activity, including performance, but represents a business decision on the part of U.S. Trust to focus on different areas of the financial services industry. The Directors seek shareholder approval of a new investment advisory agreement with Rafferty Capital Markets, LLC ("Rafferty"). If approved, the Fund will terminate its current advisory agreement with U.S. Trust and execute a new investment advisory agreement with Rafferty. If the new investment advisory agreement is not approved by shareholders, the Directors will consider other alternatives, including seeking other investment advisers or internally managing the Fund's investments. The Directors anticipate that U.S. Trust will elect to terminate its existing investment advisory agreement upon notice, regardless of whether shareholders approve the new investment advisory agreement.

         In order to change investment advisors, a new investment advisory agreement must be approved by shareholder vote. Importantly, at the Meeting, shareholders are being asked to approve a proposed new advisory agreement between the Fund and Rafferty (the "Proposed Advisory Agreement"). The Board of Directors, including a majority of the independent Directors, approved the Proposed Advisory Agreement at a meeting held on February 6, 2001. A form of the Proposed Advisory Agreement is attached as Appendix A. The Fund will not pay any additional advisory fees under the Proposed Advisory Agreement.

The Current Advisory Agreement

         The Fund's current investment adviser, U.S. Trust, has provided investment advisory and administrative services to the Fund since the Fund's commencement of operations on May 15, 1973. The current advisory agreement was approved by the Board of Directors on March 14, 2000 and ratified by the shareholders of the Fund on May 9, 2000 ("Current Advisory Agreement") and by its terms expires on May 9, 2002, unless it is renewed.

         Under the Current Advisory Agreement, U.S. Trust formulates a continuing program for the management of the assets and resources of the Fund, provides a full range of advice and recommendations, including recommendations regarding specific securities to be purchased or sold by the Fund, and obtains and evaluates statistical, economic and other research information with respect to the economy, business, securities markets and types of securities, all in conformity with the Fund's investment objectives and policies. In addition to providing investment advisory services, U.S. Trust, at its own expense, provides portfolio trading facilities and makes available to the Fund appropriate executive, investment, clerical and other personnel as well as computer and other services for the conduct of its investment business and the administration of its affairs. U.S. Trust compensates all Fund personnel and officers (other than the President) and those Fund Directors who are officers or employees of U.S. Trust. U.S. Trust at its expense also provides the Fund with office space and facilities and business equipment and pays the cost of keeping the Fund's books and records.

         For the services rendered and the expenses assumed by U.S. Trust under the Current Advisory Agreement, the Fund pays U.S. Trust an annual fee at the rate of 0.50% of the Fund's net asset value up to and including $100,000,000, 0.40% of such net asset value over $100,000,000 up to and including $200,000,000 and 0.30% of such asset value over $200,000,000. The investment advisory fee is computed quarterly on the basis of the net asset value as of last day of each quarter.

         The Fund is responsible for the payment of all its expenses that are not specifically assumed by U.S. Trust under the Current Advisory Agreement. However, in the event in any year the sum of the Fund's expenses (including U.S. Trust's investment advisory fee but excluding interest, taxes and brokerage commissions relating to the purchase or sale of portfolio securities, the Fund's expenses of future public offerings of its shares and extraordinary expenses beyond U.S. Trust's control) exceeds 1 1/2% of the average value of the Fund's net assets during such year up to $30,000,000, plus 1% of the average value of the Fund's net assets during such year in excess of $30,000,000, U.S. Trust is obligated to reimburse the Fund promptly for such excess expenses. In addition, under the Current Advisory Agreement, U.S. Trust is not responsible for any mistake in judgment or in any event whatsoever except for lack of good faith or for any conduct on U.S. Trust's part constituting a breach of fiduciary duty involving personal misconduct in respect of the Fund, so long as such judgment or other event does not constitute willful malfeasance, bad faith, gross negligence in the performance of U.S. Trust's duties or reckless disregard of its obligations and duties under the Current Advisory Agreement.

         Under the Current Advisory Agreement, U.S. Trust is not liable to the Fund for any error of judgment by U.S. Trust or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         The terms of the Proposed Advisory Agreement (including the investment advisory fee) are identical to the terms of the Current Advisory Agreement, except for the name of the investment adviser and the voluntary waiver of a portion of the fees to permit the Fund to obtain administrative services from another party.

Description of the Proposed Advisory Agreement

         A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as Appendix A. The description of the Proposed Advisory Agreement that follows is qualified in its entirety by reference to Appendix A. If adopted, the Proposed Advisory Agreement will continue in effect for two years after its first approval by shareholders, and thereafter from year to year, subject to its annual approval by the Board of Directors.

         Under the Proposed Advisory Agreement, Rafferty would formulate a continuing program for the management of the assets and resources of the Fund, provide a full range of advice and recommendations, including recommendations regarding specific securities to be purchased or sold by the Fund, and obtain and evaluate statistical, economic and other research information with respect to the economy, business, securities markets and types of securities, all in conformity with the Fund's investment objectives and policies. In addition to providing investment advisory services, Rafferty, at its own expense, would provide portfolio trading facilities and make available to the Fund appropriate executive, investment, clerical and other personnel as well as computer and other services for the conduct of its investment business and the administration of its affairs. Rafferty would compensate all Fund personnel and officers (other than the President) and those Fund Directors who are officers or employees of Rafferty. Rafferty at its expense would also provide the Fund with office space and facilities and business equipment.

         For the services rendered and the expenses assumed by Rafferty under the Proposed Advisory Agreement, the Fund would pay Rafferty an annual fee at the rate of 0.5% of the Fund's net asset value up to and including $100,000,000, 0.4% of such net asset value over $100,000,000 up to and including $200,000,000 and 0.3% of such asset value over $200,000,000. The investment advisory fee would be computed quarterly on the basis of the net asset value as of last day of each quarter.

         Rafferty has voluntarily agreed to waive 0.25% of its fee on the first $100,000,000 of assets of the Fund. This voluntary waiver by Rafferty was arranged with Firstar Mutual Fund Services, LLC ("Firstar") so that Firstar can be compensated for fund administration and compliance, fund accounting, custody, and transfer agency services, services that were formerly provided by U.S. Trust. There is no compensation or other monetary benefit from Firstar in its capacity as an administrative service provider to Rafferty in its capacity as investment adviser to the Fund resulting from this waiver. Firstar will enter separate service agreements for each of the above-mentioned services with the Fund.

         The Fund would be responsible for the payment of all its expenses, which are not specifically assumed by Rafferty under the Proposed Advisory Agreement. However, in the event in any year the sum of the Fund's expenses (including Rafferty's investment advisory fee but excluding interest, taxes and brokerage commissions relating to the purchase or sale of portfolio securities, the Fund's expenses of future public offerings of its shares and extraordinary expenses beyond Rafferty's control) were to exceed 1 1/2% of the average value of the Fund's net assets during such year up to $30,000,000, plus 1% of the average value of the Fund's net assets during such year in excess of $30,000,000, Rafferty would be obligated to reimburse the Fund promptly for such excess expenses. In addition, under the Proposed Advisory Agreement, Rafferty would not be responsible for any mistake in judgment or in any event whatsoever except for lack of good faith or for any conduct on Rafferty's part constituting a breach of fiduciary duty involving personal misconduct in respect of the Fund, so long as such judgment or other event does not constitute willful malfeasance, bad faith, gross negligence in the performance of Rafferty's duties or reckless disregard of its obligations and duties under the Proposed Advisory Agreement.

         The Proposed Advisory Agreement will be dated April 18, 2001 (or the next day after receipt of shareholder approval). The Proposed Advisory Agreement would continue in effect for two years from April 18, 2001 and thereafter would continue from year to year provided such continuance is specifically approved at least annually (i) by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, entitled to vote at the Annual Meeting or by its Board of Directors and (ii) by the vote of a majority of the Directors of the Fund who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of the Fund, or Rafferty. The Proposed Advisory Agreement is terminable on 60 days' written notice by either party thereto and will terminate automatically if assigned.

         The Proposed Advisory Agreement would reserve to Rafferty all rights to the use of the term "EIS" and the symbol used by the Fund, which appears on the Notice of Annual Meeting. The Proposed Advisory Agreement further provides that if Rafferty (or an organization which has succeeded to the business of Rafferty) ceases to be the investment adviser to the Fund, the Fund will cease to use in its name the term "EIS" or any name suggesting that the Fund is or has been advised by Rafferty, and the use of such symbol.

         The foregoing description of the Proposed Advisory Agreement does not purport to be complete but contains a summary of the material provisions thereof. The complete Proposed Advisory Agreement is attached as Appendix A.

Information Regarding the Proposed New Adviser

         Rafferty Capital Markets, LLC, the New Adviser, has its principal offices at 1311 Mamaroneck Avenue, Suite 140, White Plains, New York. Rafferty is a New York limited liability company and a wholly owned subsidiary of Rafferty Holdings, LLC, a holding company comprised of several service-oriented businesses. As of December 31, 2000, Rafferty had approximately $150,000,000 in aggregate assets under management. Rafferty is also a registered broker-dealer providing mutual fund distribution services to mutual fund companies around the country. The principals of Rafferty and their principal occupations are as follows:

--------------------------- ------------------------------------------------ ---------------------------------------
Name                        Position with Rafferty Capital Markets, LLC      Position with Rafferty Holdings, LLC
--------------------------- ------------------------------------------------ ---------------------------------------
Thomas A. Mulrooney         President and Manager                            None
--------------------------- ------------------------------------------------ ---------------------------------------
Stephen P. Sprague          Secretary, Treasurer, and Chief Financial        Chief Financial Officer and Secretary
                            Officer
--------------------------- ------------------------------------------------ ---------------------------------------
Lawrence C. Rafferty        None                                             Chief Executive Officer
--------------------------- ------------------------------------------------ ---------------------------------------

         No officer or director of the Fund is an officer, employee or shareholder of Rafferty or owns securities or has any other material direct or indirect interest in Rafferty or any other person controlling, controlled by or under common control with Rafferty. Rafferty renders investment advisory and related services to clients other than the Fund with similar or different investment objectives and policies.

The Evaluation by the Board of Directors

         At a meeting held on February 6, 2001, the Directors of the Fund considered information with respect to whether the Proposed Advisory Agreement with Rafferty was in the best interests of the Fund and its shareholders. After consideration, the Directors decided to recommend that the Fund's shareholders vote to approve the Proposed Advisory Agreement.

         In coming to this recommendation, the Directors considered a wide range of information about Rafferty and the Fund, of the type normally considered when determining whether to continue a Fund's advisory agreement as in effect from year to year. The Directors considered information about, among other things:

         o Rafferty, its business organization, financial resources, personnel (including particularly those personnel with responsibilities for providing services to the Funds), and investment process;

         o        the terms of the Proposed Advisory Agreement;

         o the scope and quality of the services that Rafferty can provide to the Fund;

         o the Fund's investment performance and the performance of similar funds managed by other advisers;

         o the advisory fee rates payable to Rafferty by the Fund and by other client accounts managed by Rafferty, and payable by similar funds managed by other advisers;

         o the total expense ratio of the Fund and of similar funds managed by other advisers; and

         o Rafferty's practices regarding the selection and compensation of broker-dealers that execute portfolio transactions for the Fund, and the allocation of transactions among the Fund and other investment accounts managed by Rafferty.

         In addition to reviewing these kinds of information, which the Directors regularly consider on an annual or more frequent basis, the Directors gave particular consideration to matters relating to certain aspects of the Fund, including:

         o that the Fund has essentially had a single investment adviser since inception;

         o that, based on its investment objective and investment strategies, the Fund does not need many of the services typically provided by many other investment advisers;

         o that Rafferty has agreed to waive a portion of its fees and the Fund's existing expense limitation structure would remain in place; and

         o that the Fund generally seeks to maintain low portfolio turnover.

         The Directors considered the nature and quality of services expected to be provided by Rafferty and information regarding fees, expense ratios and performance. In evaluating Rafferty's ability to provide services to the Fund, the Directors specifically considered Rafferty's management experience and information concerning Rafferty's business organization, financial resources and personnel. The Directors noted that the parent holding company of Rafferty has another subsidiary that provides mutual fund advisory services to another family of funds utilizing different investment strategies. The Directors noted that Rafferty has sufficient depth and experience in the relevant market to provide advisory services of the type required by the Fund. The Directors noted that Rafferty has a substantial amount of assets under management and is affiliated with a broker-dealer. The Directors also concluded that in view of the Fund's low portfolio turnover, Rafferty would be able to provide the necessary qualitative advisory services commensurate with the Fund's investment objectives and strategies, including controlling portfolio turnover and brokerage costs. The Directors also considered that Rafferty also provides mutual fund distribution services to open-end mutual fund companies around the country.

         In considering the level of fees to be paid by the Fund, the Directors specifically noted that the Proposed Advisory Agreement is substantially the same as the Current Advisory Agreement (except as noted above) and that the contractual advisory fee rate payable by the Fund under the Proposed Advisory Agreement would be identical to that payable under the Current Advisory Agreement.

         In addition, the Directors considered that Rafferty has voluntarily agreed to waive 0.25% of its fee on the first $100,000,000 of assets of the Fund. The voluntary waiver effectively reduces by half the amount of fees payable for investment advisory services and guarantees that the Fund will pay no greater aggregate costs than it currently pays to receive investment advisory and administration services.

         Based upon its review, the Directors concluded that the Proposed Advisory Agreement with Rafferty is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the Proposed Advisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

         Approval of the Proposed Advisory Agreement requires the affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Annual Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Annual Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.

         The Board of Directors of the Fund recommends that you vote FOR approval of the new investment advisory agreement.

                                   PROPOSAL 3
              TO RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors recommends, and the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons" of the Fund, has selected PricewaterhouseCoopers LLP to act as the independent certified public accountants of the Fund for the fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP has no material direct or indirect financial interest in the Fund. Management expects that representatives of PricewaterhouseCoopers LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

         PricewaterhouseCoopers LLP has served as auditors since April of 1995. During the year ended December 31, 2000, PricewaterhouseCoopers LLP was engaged by the Fund: (1) to examine its financial statements as of December 31, 2000;
(2) to assist and consult with the Fund in connection with the preparation of the Fund's reports on Forms N-SAR and N-2 for filing with the Securities and Exchange Commission; and (3) to assist and consult with the Fund on tax matters.

         For audit services rendered in connection with the Fund, PricewaterhouseCoopers LLP has been paid $19,751. Audit services included auditing the Fund's year-end financial statements and review of financial statements. PricewaterhouseCoopers LLP has not performed financial information systems design and implementation services, or any other services, other than audit services for the Fund.

         The ratification of the selection of PricewaterhouseCoopers LLP as auditors of the Fund requires the affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Annual Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Annual Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.

               The Board of Directors recommends that you vote FOR ratification of PricewaterhouseCoopers LLP as the independent certified public accountants of the Fund.

                                   PROPOSAL 4
                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be presented at the Meeting other than those set forth in this Proxy Statement. If, however, any other business should properly come before the Meeting, the persons named on the accompanying proxy card will vote on such matters in accordance with their best judgment.

Part 3 - More on Proxy Voting

Record Date

         Only shareholders of record of the Fund at the close of business on the Record Date, February 20, 2001, are entitled to receive notice of the Meeting and may vote at the Meeting. As of the close of business on February 20, 2001, 2,169,091 shares of Common Stock, par value $.01 per share, of the Fund were issued and outstanding. Each share is entitled to one vote at the Meeting and each fractional share is entitled to a fractional vote. To the knowledge of the Fund, the following persons are beneficial owners of more than 5% of the Fund's outstanding shares:

---------------------------------------- -------------------------------------- ------------------------
                                               Amount and nature of beneficial
Name and Address of Shareholder                          ownership*                   Percent of Fund
---------------------------------------- -------------------------------------- ------------------------
Deep Discount Advisors, Inc.                            558,700                             25.8%
One West Pack Square                              Investment Adviser
Suite 777
Asheville, NC 28801
---------------------------------------- -------------------------------------- ------------------------
First Union Corporation                                193,380**                            8.9%
One First Union Center
Charlotte, NC  28288-0137
---------------------------------------- -------------------------------------- ------------------------
Ron Olin Investment Management Company                349,900***                            16.1%
One West Pack Square                              Investment Adviser
Suite 777
Asheville, NC 28801
---------------------------------------- -------------------------------------- ------------------------

         * This table summarizes information contained in Schedules 13G and amendments thereto filed via EDGAR by Deep Discount Advisors, Inc. (filed February 5, 2001, Accession No.0000938077-01-000005) (incorporating Schedule 13G filed by Ron Olin Investment Management Company) and First Union Corporation (filed February 14, 2001, Accession No. 0001074683-01-500034). The Fund has no knowledge of the ultimate beneficial interest holders of these securities.

         ** First Union Corporation filed in its capacity as a parent corporation upon behalf of its subsidiaries First Union Securities, Inc. and Tattersall Advisory Group, Inc., both of which are investment advisers for mutual funds and other clients and the shares are beneficially owned by such mutual funds or other clients, and on behalf of First Union National Bank, which holds shares in a fiduciary capacity for its customers.

         *** Includes 191,500 shares held by Ronald G. Olin, individually, according to Schedule 13G/A filed by Ronald G. Olin (filed February 5, 2001, Accession No. 0001109742-01-000003).

Quorum

         At least 51% of the Fund's shareholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. If a quorum of shareholders is not present, the persons named as proxies will have the power to adjourn the Meeting. The Meeting shall be reconvened without additional notice within a period not to exceed 60 days from April 17, 2001, the date originally set for the Meeting. If a quorum is present, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if a quorum is present and sufficient votes have been received.

         If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or if a proxy is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

How Proxies Will Be Voted

         If the accompanying WHITE proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy card. If no instructions are specified, shares will be voted for proposed Items 1, 2 and 3. Even if the enclosed proxy card is executed and returned, it may be revoked prior to its exercise. You may revoke your proxy at any time before it is exercised by submitting to the Fund a written notice of revocation, by submitting a new proxy card or by attending the shareholder meeting and casting your vote in person.

         When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to each Item for the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.

Proxy Solicitation

         The Company has retained Georgeson to assist in the solicitation of proxies, for which Georgeson will receive a fee of $25,000 plus reasonable out-of-pocket expenses. The Company has also agreed to indemnify Georgeson against certain liabilities and expenses in connection with this solicitation. Approximately 20 persons will be employed by Georgeson to solicit shareholders. The Fund's officers and investment adviser and administrators may also solicit proxies.

         Proxies may be solicited by mail, e-mail, telephone, telecopier, other forms of electronic communication and in person. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the solicitation materials to the beneficial owners of shares of the Company's common stock and the Company will reimburse them for their reasonable expenses for sending solicitation materials to the beneficial owners.

         The entire cost of soliciting proxies will be borne by the Fund. Customarily, the Fund's cost of soliciting proxies for the Fund's annual meeting of shareholders would be approximately $6,000. The Fund recently received notice from a shareholder indicating its intention to solicit proxies to nominate directors in opposition to the directors proposed by the Fund. In the event that such an election contest occurs, the Fund estimates that the costs of soliciting proxies will be approximately $60,000. To date, no fees have been paid by the Company in connection with its solicitation of proxies.

         If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or if a proxy is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

                   IF YOU DO NOT EXPECT TO ATTEND THE MEETING,
         PLEASE SIGN YOUR WHITE PROXY CARD PROMPTLY AND RETURN IT IN THE
           ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY.
                            NO POSTAGE IS NECESSARY.

PART 4 - ADDITIONAL INFORMATION

Name Change

         The Board of Directors of the Fund has approved a proposal to change the name of the Fund to EIS Fund, Ltd. Shareholder approval is not required for this change. The change will become effective April 17, 2001.

Brokerage Commissions On Portfolio Transactions

         In accordance with the Fund's investment policies, its investments are in debt securities, which are generally traded through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable in such transactions. During the year ended December 31, 2000, all portfolio transactions were with principals. During 2000, the Fund's portfolio turnover rate was 15.87%.

Deadline for Shareholder Proposals

         Proposals of shareholders intended to be presented at the Fund's Annual Meeting of Shareholders to be held in April 2002, must be received by the Fund, at its principal executive offices, by January 5, 2002, for inclusion in the Fund's Proxy Statement and proxy card relating to that meeting.


Your vote is important. Whether or not you intend to attend the Meeting, please fill in, date, sign and promptly return the enclosed WHITE proxy card in the postage paid, return envelope provided in order to avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting. Your proxy is revocable at any time before its use.



                                             By Order of the Board of Directors,

                                             Robert D. Cummings, Secretary

March 7, 2001

                                                                      APPENDIX A


                          INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT made this ______ day of ________________, 2001, by and between EIS FUND, LTD., a New York corporation ( the "Company"), and Rafferty Capital Markets, LLC, a New York limited liability company ( the "Adviser").

         In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. The Adviser shall act as investment adviser for and shall make available trading desk facilities to the Company, subject to and upon the terms and conditions set forth in this Agreement. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons;
(ii) the use of an affiliate's employees does not result in a change in control or management of the Adviser under the Investment Company Act of 1940 (the "1940 Act"); and (iii) the use of an affiliate's employees has been approved by the Board of Directors of the Company.

         2. In acting as investment adviser to the Company, the Adviser shall, on a non-discretionary basis, (a) formulate a continuing program to provide advice and recommendations for the management of the assets and resources of the Company in a manner consistent with the Company's investment objectives, policies and restrictions and the provisions of the 1940 Act and other applicable laws, and in this connection make specific recommendations and furnish advice to the Company regarding securities proposed for purchase and sale by the Company and the portion of its assets to be held in cash or cash equivalents in order to carry out such a program; (b) obtain and evaluate such research information relating to the economy, industries, businesses, securities markets and types of securities as it may deem necessary or useful in the discharge of its obligations hereunder or as may be reasonably requested by the Company; (c) generally take such other steps as the Adviser may deem necessary or appropriate in assisting in the implementation by the Company of such program, recommendations, advice and research information; and (d) make available to the Company, upon reasonable notice, officers or investment personnel of the Adviser for consultation with the officers and directors of the Company in connection with the Company's investment objectives and policies and also furnish to or place at the disposal of the Company such of the information, reports, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties hereunder as the Company may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Company.

         3. In making available trading-desk facilities to the Company for the placement of purchase and sale orders to carry out portfolio transactions of the Company or for the clearance of transactions placed on behalf of the Company, orders acted upon by the Adviser will be done on a non-discretionary basis, and will be placed through such facilities consistent with the statements set forth under "Brokerage Commissions on Portfolio Transactions" in the Company's proxy statement dated April 5, 2000 (the "Proxy Statement"), receipt of a copy of which is hereby acknowledged by the Adviser. In accordance with the Company's investment policies, and as stated in the Proxy Statement, the Company's investments are in debt securities, which are generally traded through dealers acting for their own account, as principals and not as brokers; no brokerage commissions are payable in such transactions.

         4. The Adviser shall permit the Company to use the Adviser's corporate address as the Company's address of record. From time to time, the Adviser agrees to provide office space for the Company, as reasonably requested, for such events as Company board meetings.

         5. The Company shall pay or provide for the payment for its own account of all its expenses not specifically assumed by the Adviser as hereinbefore provided, which expenses shall include, without limitation, interest, taxes, brokerage commissions, compensation and expenses of directors of the Company, out-of-pocket expenses of officers of the Company in connection with any travel or other activities carried out on behalf of the Company other than in its office, legal and auditing expenses, fees and expenses of the custodian, transfer agent or other institutional agents, all expenses in connection with maintaining the registration of the Company under the 1940 Act and making reports thereunder and registering and qualifying the shares of common stock of the Company for issuance and sale under the Securities Act of 1933 and under "Blue Sky" laws of the various states, costs of engraving or printing the Company's stock certificates, the expenses of shareholders' meetings and of printing and mailing proxy materials, reports and notices to its shareholders, corporate filing fees, dues, fees and expenses relative to stock exchange listings and for membership in trade associations and costs of fidelity bonds and other bonding or insurance coverage requisite to the operations of the Company.

         6. For the services rendered and expenses assumed by the Adviser for the Company pursuant to this Agreement, the Company shall pay to the Adviser an annual fee at the rate of (a) 0.5% of the Company's net assets up to and including $100,000,000; plus (b) 0.4% of the Company's net assets over $100,000,000 up to and including $200,000,000; plus (c) 0.3% of the Company's net assets over and above $200,000,000 ( see attached Advisory Fee Schedule).

         The Adviser agrees to a voluntary waiver of .25% (25 basis points on the first $100,000,000 of the Company's assets). The voluntary waiver by the Adviser has been arranged with Firstar Mutual Fund Services, LLC ("Firstar") so that Firstar can be compensated for fund administration and compliance, fund accounting, custody and transfer agency services. Firstar will arrange separate service agreements for each of the above-mentioned services with the Company.

         Said fees shall be computed by the Company, with the assistance of the Adviser and Firstar, quarterly on the basis of the net asset value as of the last day of each quarter, provided, however, that for the initial quarterly period and upon any termination of this Agreement before the end of any quarter the amount of the annual fee which shall be accrued by the Company for payment to the Adviser at the end of the initial quarter or date of termination shall be prorated according to the proportion such period bears to the full quarterly period. For the purpose of computing the annual fee, the Adviser and Firstar shall determine the value of the Company's net assets on the same basis as such net assets are determined for the Company's annual report to the Securities and Exchange Commission.

         7. If, in any calendar year, the sum of the expenses to be paid by the Company as provided in Section 5 hereof (other than interest, taxes and brokerage commissions relating to the purchase or sale of portfolio securities, expenses of any public offerings of the Company's Common Stock and extraordinary expenses beyond the control of the Adviser) plus the Adviser's fee as provided under Section 6 hereof shall exceed 11/2% of the average of the closing value of the Company's net assets, computed each week on the last day on which the New York Stock Exchange is open during such year (or portion thereof, if applicable, as to the years during which the Agreement is commenced and terminated) up to and including $30,000,000 plus 1% of the average of the closing value of the Company's net assets (computed on the same basis) over $30,000,000, the Adviser shall promptly reimburse the Company for the amount of such excess expenses prior to the publication of the Company's annual report to shareholders in the next succeeding calendar year.

         8. The Adviser shall at all times maintain a staff of officers and other trained personnel in order to enable it to perform its obligations under this Agreement. The Adviser agrees to use its best efforts to achieve the Company's objectives in acting as the non-discretionary investment adviser and to provide trading desk facilities and render administrative services to the Company as provided in this Agreement; but nothing herein contained shall be deemed to preclude the Adviser, at its expense and at no additional expense to the Company, from employing, retaining or otherwise availing itself of the services of other persons or organizations for the purpose of providing the Adviser or the Company with such services, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or, in its opinion, otherwise helpful to the Company.

         The services of the Adviser to the Company are not to be deemed to be exclusive, and the Adviser shall be free to render investment-advisory, management, administrative or other services to others, including, without limitation, other investment companies with the same or different investment objectives and policies and to engage in other activities without limitation. It is understood and agreed that, to the extent permitted by law, officers or directors of the Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Adviser, and that, to the extent permitted by law, the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, or directors of any other firm or corporation, including other investment companies with the same or different investment objectives and policies.

         9. The Adviser shall be held harmless by the Company and shall not be subject to liability to the Company or to any shareholder of the Company for any mistake in judgment or in any event whatsoever except for the lack of good faith on the part of the Adviser or for any conduct on the part of the Adviser constituting a breach of fiduciary duty involving personal misconduct in respect of the Company, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or to any shareholder of the Company to which the Adviser would otherwise be subject by reasons of an act or practice by the Adviser constituting willful malfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard to its obligations and duties hereunder.

         No provisions of this Agreement shall be deemed to protect any director or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful malfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of the duties involved in the conduct of his affairs.

         10. This Agreement (unless terminated as hereinafter provided) shall continue in effect until the second anniversary of the date hereof, and thereafter from year to year; provided, however, that this Agreement shall be specifically approved at least annually by (a) a majority of the Board of Directors of the Company or the vote of a majority of the outstanding voting securities (as such term is used in the 1940 Act and the rules and regulations thereunder) of the Company and (b) the vote of a majority of such directors who are not interested persons (as such term is used in the 1940 Act and the rules and regulations thereunder) of any party of this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If approval of the continuation of this Agreement is not obtained pursuant to the foregoing, this Agreement shall expire by its terms twelve (12) months after the date of the last approval.

         No provision of this Agreement may be changed, waived, discharged or terminated orally, but only in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by a majority of the Company's outstanding voting securities, if such vote is required by the 1940 Act, or by a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

         In each event that the stockholders of the Company are asked to approve the continuation or amendment of this Agreement, the prior approval of a majority of the Board of Directors who are not interested persons (as such term is used in the 1940 Act and the rules and regulations thereunder) of any party to this Agreement shall also be required.

         11. This Agreement may be terminated at any time without the payment of any penalty (a) by the Company, upon sixty (60) days' notice in writing to the Adviser, provided such termination shall be authorized by resolution of the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities (as such term is used in the 1940 Act and the rules and regulations thereunder) of the Company; or (b) by the Adviser upon sixty (60) days' notice in writing to the Company. (An affiliate of the Adviser may assume the Adviser's obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Adviser under the 1940 Act; and (iii) the assumption of the Adviser's obligations by the affiliate is approved by the Board of Directors of the Company.)

         12. This Agreement shall automatically and immediately terminate in the event of its assignment (as such term is used in the 1940 Act and the rules and regulations thereunder).

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                           EIS Fund, LTD.


                                           by: _________________________________
                                                       Authorized Officer

                                           Title: ______________________________


                                           Date: _______________________________

ATTEST:

----------------------------------



                                           Rafferty Capital Markets, LLC


                                            by: ________________________________
                                                      Authorized Officer


                                            Title: _____________________________


                                            Date: ______________________________

ATTEST:

----------------------------------

                          RAFFERTY CAPITAL MARKETS, LLC
                              ADVISORY FEE SCHEDULE

                                       For

                                 EIS FUND, LTD.



         Advisory Fee:
         ------------

         Adviser's Annual Fee is 50 basis points on the first $100,000,000 with a voluntary waiver of .25% (25 basis points on the first $100,000,000 of assets of the Fund). The voluntary waiver of .25% by Rafferty Capital Markets, LLC has been arranged with Firstar Mutual Fund Services, LLC ("Firstar") so that Firstar can be compensated for fund administration and compliance, fund accounting, custody, and transfer agency services. Firstar will arrange separate service agreements for each of the above-mentioned services with EIS Fund Ltd.


         Advisory Fee Schedule:
         ---------------------

         .5% (50 bps) of the Company's net assets up to and including $100,000,000 (less the voluntary waiver of 25 BPS); plus .4% (40 bps) of the Company's net assets over $100,000,000 up to and including $200,000,000; plus .3% (30 bps) of the Company's net assets over and above $200,000,000 plus any out-of-pocket expenses.

                          Excelsior Income Shares, Inc.
                              114 West 47th Street
                            New York, New York 10036

MEETING:  April 17, 2001  AT 11:00 AM

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Excelsior Income Shares, Inc. (the "Fund") hereby appoints Townsend Brown, II, Robert D. Cummings and Robert R. Johnson, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at 114 West 47th Street, Conference Room 14B, New York, New York at the date and time indicated above and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the items. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said attorneys or proxies hereunder. The undersigned hereby revokes any proxy previously given.

                             ^FOLD AND DETACH HERE^

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
    ------------------------------------------------------------------------
                 THIS PROXY IS VALID ONLY WHEN SIGNED AND DATED.

1.       To elect Directors to hold office until the next Annual Meeting.

         01) Townsend Brown, II, 02) Geoffrey J. O'Connor, 03) John H. Reilly,
         04) Perry W. Skjelbred, 05) Philip J. Tilearcio

         FOR        WITHHOLD      FOR ALL
         ALL          ALL          EXCEPT
          |-|         |-|           |-|

         To withhold authority to vote, mark "For All Except" and write the Nominee's number on the line below:

         -------------------------------

Vote on Proposals

2. To approve a new Investment Advisory Agreement between the Fund and Rafferty Capital Markets, LLC.

         FOR       AGAINST          ABSTAIN
         |_|         |_|              |_|

3. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants for the fiscal year ending December 31, 2001.

         FOR      AGAINST           ABSTAIN
         |_|        |_|               |_|

4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         FOR       AGAINST         ABSTAIN
         |_|         |_|             |_|

                          PLEASE SIGN IN THE BOX BELOW

Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give title.

X______________________________________________
Signature (PLEASE SIGN WITHIN BOX)       (Date)

X______________________________________________
Signature (JOINT OWNERS)                         (Date)